UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 17, 2009

Max Capital Group Ltd.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	000-33047	98-0584464
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Max House, 2 Front Street, Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (441) 295-8800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements for Certain Officers.

(e)

On February 17, 2009 the Registrant granted Mr. W. Marston Becker (i) 33,333 restricted common shares (the “Restricted Shares”) and (ii) options exercisable into 108,333 common shares (the “Options”). Restrictions on 50 percent of the Restricted Shares will lapse on January 1, 2010 and the remaining 50 percent will lapse on January 1, 2011, in each case subject to the attainment of specified performance criteria as set forth in the form of restricted stock award agreement attached hereto as Exhibit 10.1. Fifty percent of the Options will vest on January 1, 2010 and the remaining 50 percent will vest on January 1, 2011, in each case subject to the attainment of specified performance criteria as set forth in the form of option award agreement attached hereto as Exhibit 10.2.

The foregoing summary description is qualified in its entirety by the text of the form agreements, as applicable.

Item 7.01	Regulation FD Disclosure

Beginning on February 24, 2009, executives of the Registrant will present to various investors the information about the Registrant described in the slides attached to this report as Exhibit 99.1. The slides set forth in Exhibit 99.1 are incorporated herein by reference.

The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Registrant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates.

Safe Harbor for Forward-Looking Statements

Some of the statements in Exhibit 99.1 contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend that the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 apply to these forward-looking statements. Forward-looking statements are not statements of historical fact but rather reflect our current expectations, estimates and predictions about future results and events. These statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on management’s beliefs and assumptions, using information currently available to us. These forward-looking statements are subject to risks, uncertainties and assumptions. Factors that could cause such forward-looking statements not to be realized (which are described in more detail included or incorporated by reference herein and in other documents filed by us with the SEC) include, but are not limited to:

•	claims development;

•	cyclical trends, general economic conditions and conditions specific to the reinsurance and insurance markets in which we operate;

•	pricing competition;

•	rating agency policies and practices;

•	catastrophic events;

•	the amount of underwriting capacity from time to time in the market;

•	material fluctuations in interest rates;

•	unexpected volatility associated with our investments;

•	tax and regulatory changes and conditions; and

•	loss of key executives.

Other factors, such as changes in U.S. and global equity and debt markets resulting from general economic conditions, market disruptions and significant interest rate fluctuations, foreign exchange rate fluctuations and changes in credit spreads, may adversely impact our investments or impede our access to, or increase the cost of, financing our operations and other factors described in our most recent Annual Report on Form 10-K filed with the SEC, as may be amended in subsequent Quarterly Reports on Form 10-Q. We caution that the foregoing list of important factors is not intended to be, and is not, exhaustive. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. If one or more risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements in Exhibit 99.1 reflect our current view with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by this paragraph.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Restricted Stock Award Agreement.
10.2	Form of Option Award Agreement.
99.1	Slides from presentation by management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Capital Group Ltd.
(Registrant)

Date: February 23, 2009	/s/ Peter A. Minton
	Name:	Peter A. Minton
	Title:	Executive Vice President and Chief Operating Officer

Exhibit Index

Exhibit No.	Description
10.1	Form of Restricted Stock Award Agreement.
10.2	Form of Option Award Agreement.
99.1	Slides from presentation by management.